Filed pursuant to Rule 497(k)
Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Growth Innovators ETF

Supplement dated June 13, 2024, to the Fund’s
Summary Prospectus dated April 29, 2024

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 29, 2024, of Gabelli Growth Innovators ETF (the “Fund”), a series of Gabelli ETFs Trust. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meanings assigned to them in the Summary Prospectus.

Addition of Portfolio Manager

Effective June 1, 2024, Mr. John Belton was added as a portfolio manager to the portfolio management team for the Fund.

To reflect these changes, the following paragraph replaces the disclosure in the section entitled “Management – The Portfolio Managers” beginning on page 6 of the Summary Prospectus:

The Portfolio Managers. Mr. Howard F. Ward, CFA, portfolio manager of the Adviser and Chief Investment Officer of Growth Products for GAMCO Investors, Inc., has served as a portfolio manager of the Fund since inception. Mr. John Belton, CFA, portfolio manager of the Adviser, has served as a portfolio manager of the Fund since June 1, 2024.

Please refer to the Fund’s statutory prospectus and statement of additional information for additional information about the Fund’s portfolio management team.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE